                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                               FORM 8-K
                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 0f 1934
Date of Report March 21, 2001
 ...............................................................................
                             Solo & Hurst, Inc.
        (Exact name of Registrant as specified in its charter)
 ...............................................................................

          Nevada                    000-29097                    86-0930437
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification)

   116-3823 Henning Drive - Burnaby, British Columbia, Canada V5C  6P3
         (Address of principal executive offices)           (Zip Code)

                              (604) 294-6588
            (Registrant's telephone number, including area code)
 ...............................................................................

  ITEM 1.  Changes in Control of Registrant

Effective February 2, 2001, Registrant merged with Condition Monitoring Training Institute, Inc., and its subsidiary Academy of Infrared
Thermography, Inc.  Condition Monitoring Training Institute, Inc. and
Academy of Infrared Thermography, Inc. are in the business of training users in the use of condition monitoring equipment using infrared thermography technology. Since Registrant is in the business of manufacturing all of the associated electronic equipment for purposes of condition monitoring in a variety of industrial and non-industrial fields it is natural that Registrant should acquire entities in the training field for the use of such technology. Condition Monitoring Training Institute, Inc. is a corporation duly organized under the laws of the Province of British
Columbia, Canada while Academy of Infrared Thermography, Inc. is a corporation duly organized under the laws of the State of Washington. Registrant is an electronics manufacturing corporation located in Burnaby, British Columbia. Registrant is a distribution and manufacturing company that focuses on Electro-optics and Condition Monitoring Equipment.
Registrant offers integrated solutions in the field of Condition Monitoring and Predictive Maintenance and Infrared Imaging.

Date of Merger Agreement was February 2, 2001 and the terms of the Merger Agreement were as follows: Registrant acquired 100% of all of the outstanding common stock of Condition Monitoring Training Institute, Inc. and Academy of Infrared Thermography, Inc. and in exchange transferred 2,750,000 shares of its $.001 par value common stock to the following individual:

Title of      Name of Beneficial      Amount and Nature of   Percent of Class
Class             Owner               Beneficial ownership
Common         Ron Newport            2,750,000 Restricted       4.58%

The Transfer of Common Stock from Registrant to the individual outlined above represents a transfer of 4.58%of the issued and outstanding stock of the Registrant at the time of the Merger Agreement. The exchange of stock by and between Registrant and Condition Monitoring Training Institute, Inc. qualifies as a reorganization pursuant to Internal Revenue Code Section 368(a)(1)(C).

Control by Registrant pursuant to the Merger Agreement was accomplished through the transfer of 2,750,000 shares from the Treasury of Registrant directly to Ron Newport. The 2,750,000 shares carries the following voluntary restrictions:

    1,500,000 SharesThree Year Restriction

    1,250,000 SharesFive Year Restriction.

In addition Ron Newport is to continue as an employee of Registrant subject to an employment agreement.

ITEM 2.  Acquisition of Assets

On February 2, 2001, the Registrant acquired 100% of the common shares of Condition Monitoring Training Institute, Inc. ("Condition") and its wholly-owned subsidiary, Academy of Infrared Thermography, Inc.
("Academy") in exchange for 2,750,000 shares of its common stock. Condition, a company incorporated under the laws of the Province of British Columbia, and Academy, a company incorporated under the laws of the State of Washington are in the business of training users in the use of condition monitoring equipment using infrared thermography technology.
The Registrant acquired the business of Condition and Academy through an Internal Revenue Code Section 368(a)(1)(C) reorganization through exchange of stock. By virtue of the exchange of stock Registrant acquired all of the outstanding shares of both companies in exchange for 2,750,000 common shares transferred by Registrant to Ron Newport, the former President of Condition and Academy.

Consolidated financials for the acquired entities at January 31, 2001 are currently being audited and will be filed in a Form 8-K/A along with pro-forma consolidated financial statements of the Registrant.

ITEM 7.  Financial Statement, Pro Forma Financial Information and
Exhibits

   a)Financial Statements of Businesses Acquired

   b)Pro-forma financial information

     The consolidated financial statements required by these items are not included in this initial report on Form 8-K. Such financial statements will be filed by amendment not later than April 18, 2001.

   C)Exhibits

(10.1) Agreement and Plan of Reorganization dated February 2, 2001.

                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      Solo & Hurst, Inc.


Date:March 20, 2001                                   By:  /s/ James Zahn
                                                      ____________________
                                                      President



                                 EXHIBITS
(10.1)                           --------


                  AGREEMENT AND PLAN OF REORGANIZATION
                  ------------------------------------
                                 BETWEEN
                                 -------
                           CANTRONICS CORPORATION
                           ----------------------
                                   AND
                                   ---
                    ACADEMY OF INFRARED THERMOGRAPHY, INC.
                    -------------------------------------
                                   AND
                                  ----
                  CONDITION MONITORING TRAINING INSTITUTE, INC.
                  ---------------------------------------------
                          as of February 2, 2001
                         ------------------------
TABLE OF CONTENTS

   1.Plan of Reorganization ....................................... 4

   2.Exchange of Shares ........................................... 5

   3.Closing ...................................................... 5

   4.The Common Stock ........................................... ..5

   5.Tax-Free Exchange ............................................ 5

   6.Representations and Warranties of AIRT/CMTI................... 5

   7.Representations and Warranties of CNTR................ ....... 8

   8.Covenants of CNTR and AIRT/CMTI............................... 14

   9.Covenants of CNTR............................................. 15

  10.Conditions Precedent to Closing .............................. 16

  11.Indemnification .......................................... ....18

  12.AIRT/CMTI's Investment Intent ................................ 19

  13.CNTR's Investment Intent ..................................... 20

  14.Conduct of CNTR's and AIRT/CMTI's Prior to the
     Closing Date ............................................. ....20

 15. Access and Information ....................................... 21

  16.Expenses ..................................................... 21

  17.Termination .................................................. 21

  18.Effect on Termination .......................................  22

  19.Meaning of "Material" ........................................ 22

  20.Amendment .................................................... 22

  21.Waiver ....................................................... 22

  22. Broker and Investment Banking Fees .......................... 22

  23. Binding Effect .............................................. 23

  24.Entire Agreement ............................................. 23

  25.Governing Law .............................................. ..23

  26.Arbitration .................................................. 23

  27.Originals .................................................... 23

  28.Addresses of the Parties ..................................... 24

  29.Notices ...................................................... 24

  30.Release of Information ....................................... 25

AGREEMENT AND PLAN OF REORGANIZATION, dated as of 2
February 2001 (the "Agreement"), among Cantronics Corporation, a corporation organized under and pursuant to the laws of the State of Nevada ("CNTR"), Academy of Infrared Thermography, Inc., a corporation organized under and pursuant to the laws of the State of Washington ("AIRT"), and Condition Monitoring Training Institute, Inc., a corporation organized and pursuant to the laws of the Province of British Columbia, Canada ("CMTI") in their capacity as the holders of all of the issued and outstanding shares of AIRT/CMTI common stock, no par value per share (the "AIRT/CMTI Common Shares"). AIRT and CMTI for purposes of this Agreement shall collectively be known as "AIRT/CMTI."

WITNESSETH:

     WHEREAS, CNTR desires, pursuant to this Agreement, to exchange an aggregate of Two Million Seven Hundred and Fifty Thousand (2,750,000) heretofore authorized but unissued shares of its Common
Stock $.001 par value per share (the "Common Stock") solely for all of the AIRT/CMTI Common Shares; and

     WHEREAS, CNTR is willing, pursuant to this Agreement, to exchange all of the AIRT/CMTI Common Shares solely for Common
Stock upon the terms and conditions hereinafter set forth and for the purpose of carrying out a tax free exchange within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, in order to carry out the foregoing intents, CNTR and AIRT/CMTI desire to enter into and adopt this Agreement.

     NOW, THEREFORE, in consideration for the exchange of securities herein enumerated and other good and valuable consideration, the receipt and adequacy of which is hereby jointly and severally acknowledged and accepted, the parties hereby agree as follows:

      1.Plan of Reorganization. AIRT/CMTI owns all of the AIRT/CMTI Common Shares. It is the express written intention of the parties that all of the AIRT/CMTI Common Shares shall be acquired by CNTR solely in exchange for Two Million Seven Hundred and Fifty Thousand (2,750,000) shares of CNTR Common Stock. AIRT/CMTI agree that the 2,750,000 CNTR Common Shares shall be provided in the following certificates with appropriate restriction periods:

1,500,000 Shares                         Three Year Restriction

1,250,000 Shares                         Five Year Restriction

     All Restrictions shall be dated as of the date of the Closing for the Exchange of Shares by and between the Parties.

     A. CNTR shall issue its Common Stock in exchange for 100% of the issued and outstanding stock of AIRT/CMTI on condition that:

     (i) AIRT/CMTI maintain their financials at the figures represented by their October 31, 2000 financial statement;
     (ii) AIRT/CMTI covenant that they have been in business for a sufficient period of time such that their financials, as of October 31, 2000, reflect a normal course of business for the two companies.

      2. Exchange of Shares. By virtue of their respective execution of this Agreement, CNTR and AIRT/CMTI hereby and consent that on the Closing Date (as hereinafter defined) the AIRT/CMTI Common Shares shall be exchanged with CNTR solely in consideration for the CNTR Common Stock. Unless otherwise requested by AIRT/CMTI in writing at least five business days prior to the Closing date, the Common Stock shall be delivered via ten (10) certificates for______________shares of Common Stock registered in the name of__________. All certificates representing the AIRT/CMTI Common Shares, shall be delivered to CNTR duly endorsed in blank with signature guaranteed or with executed stock power attached thereto with signature guaranteed in either event by a bank or brokerage firm that is a member of the medallion program and in transferrable form with any required documentary or transfer tax stamps affixed at AIRT/CMTI's sole and exclusive expense so as to make CNTR the sole owner thereof, free and clear of any and all liens, claims and encumbrances, of any nature whether accrued, absolute, contingent or otherwise.

      3. Closing. The closing of the exchange of the AIRT/CMTI
Common Shares for the CNTR Common Stock (the "Closing") shall take place at 1:00 PM local time on or before the 2nd day of February 2001 at the offices of Cantronics Corporation located at 116-3823 Henning Drive, Burnaby, British Columbia V5C 6P3 or such other time and place upon which the parties may agree. The day which the Closing actually occurs is herein sometimes referred to as the "Closing Date". In the event the closing does not occur on or before February 2, 2001, and unless extended by mutual consent in writing or unless such failure to close is by reason of a material breach by a party of its obligations under this Agreement, then CNTR and AIRT/CMTI shall return all information and documentation exchanged or delivered hereunder to the party or parties furnishing the same and thereafter, this Agreement shall thereafter be and be deemed to be null and void and of no further force or effect. In the event the failure to close is caused by the material breach by a party of its obligations under this Agreement, then the non-breaching party may enforce its rights under this Agreement including the right to seek specific performance and/or damages as provided in Section 17 of this Agreement.

      4.The Common Stock. The shares of Common Stock originally issued and delivered to AIRT/CMTI at the Closing shall be voting securities of CNTR having the rights and preferences set forth on the Certificate of the Designation, Right and Preferences.

      5.Tax-Free Exchange. Each party hereto intends that the transaction embodied by this Agreement shall be and shall qualify as a reorganization and a tax-free exchange under Section 368(a)(1)(C) of the Code; and in furtherance thereof, each party hereby agrees not to take any action which would impair the treatment of the exchange as a tax-free reorganization for tax purposes. However, the inability to consummate the transaction on a tax-free basis will not affect the validity of enforceability of this Agreement.

     6.Representations and Warranties of AIRT/CMTI. By virtue of its execution of this Agreement, and except as expressly modified by the information set forth on any and all schedules or exhibits annexed to this Agreement and incorporated herein by reference, AIRT/CMTI hereby represent and warrants to CNTR as follows:

      (a)It is the sole record and beneficial owner of the AIRT/CMTI Common Shares representing 100% of the total number of issued and outstanding shares of AIRT/CMTI's common stock, no par value per share. AIRT/CMTI has the sole and undisputed power, right and authority to vote the AIRT/CMTI Common Shares. The AIRT/CMTI
Common Shares to be transferred to CNTR on the Closing Date will constitute all of the issued and outstanding shares of common stock of AIRT/CMTI as of the Closing Date. The AIRT/CMTI Common Shares will be transferred free and clear of any and all liens, claims, encumbrances, options, contracts, calls, commitments or demands of any character. The AIRT/CMTI Common Shares to be transferred to CNTR on the Closing Date will constitute the complete ownership, legal and equitable, record and beneficial, of the Limited Common Shares by AIRT/CMTI on the Closing Date. As of the Closing Date, and except as disclosed on Schedule 7(a), AIRT/CMTI shall not own any equity interest in any other corporation, partnership, joint venture or proprietorship; and shall have on the Closing Date full corporate power and authority to carry on its business as the same shall be conducted between the date hereof and the Closing Date;

      (b)It has the power, right and authority to execute, deliver and perform this Agreement, and the execution, delivery and performance of this Agreement in the time and manner herein specified, will not conflict with, result in a breach of, or constitute a default under any provisions of law, trust or any existing agreement, indenture or other instrument to which AIRT/CMTI is a party or by which the AIRT/CMTI
Common Shares owned by AIRT/CMTI may be bound or affected;

      (c)The AIRT/CMTI Common Shares are duly and validly issued, fully paid and non-assessable, and represent the only issued and outstanding class of voting securities of AIRT/CMTI;

      (d)The information given and every representation, warranty and statement made or furnished by AIRT/CMTI herein is true, correct and does not contain a misstatement of a material fact or omit to state any material fact required in order to make the statement and representation, in light of the circumstance under which they were made, not misleading;

      (e)AIRT/CMTI has no knowledge of the material fact or facts other than disclosed herein or in the exhibits or schedules annexed hereto which will adversely affect the business or financial condition of AIRT/CMTI or the title of AIRT/CMTI to its properties or assets, and agrees that it will notify CNTR of any such facts if it acquire knowledge of the same prior to the Closing Date;

      (f)To the best of its knowledge and belief, each of the representations and warranties of Limited in Section 7 of this Agreement is true and correct;

      (g)Its management has read and understands both this Agreement and the nature and parameters of the transaction underlying the same; accepts and agrees to the consummation of the transaction enumerated herein; and accepts the original issuance of the CNTR Common Stock to AIRT/CMTI as the sole and exclusive consideration for the transfer and delivery of the AIRT/CMTI Common Shares to CNTR;

      (h)Neither it not any other person, firm or entity has any right of appraisal or similar right to dissent from the transaction made subject of this Agreement and/or to demand payment for the AIRT/CMTI Common Shares. In the event such right does, in fact, exist, AIRT/CMTI will waive such right prior to the Closing Date;

      (i)Prior to the Closing Date, AIRT/CMTI will not vote for or authorize the reorganization, recapitalization, merger, consolidation, stock split or other similar corporate action on behalf of AIRT/CMTI except as may be required to effectuate the terms and conditions of this Agreement;

      (j)Prior to the Closing Date, AIRT/CMTI will not vote for or authorize the creation of any other class of equity or debt security of Limited;

      (k)All of the assets and property used by AIRT/CMTI in the operation of its business are owned by AIRT/CMTI and to the extent any of such assets and property are not so owned, AIRT/CMTI will arrange to have such asset and/or property transferred into AIRT/CMTI's name prior to the Closing Date and then transferred to CNTR;

      (l)Prior to the Closing Date, and except for advances by AIRT/CMTI to fund operations or the incurring of debt to finance ongoing business activities which shall be disclosed to CNTR in writing prior to expenditure, AIRT/CMTI will not, without the prior written consent of CNTR, cause or authorize AIRT/CMTI to:

       (i)create or incur any
indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm, or corporation;

       (ii)create or incur any mortgage,
lien, charge or encumbrance of any kind, nature or description with respect to any of Limited's properties or assets, accept in the ordinary course of business;

       (iii)make or become a party to
any contract or commitment, or renew, extend, amend, terminate or modify any contract or commitment, except in the ordinary course of business;

       (iv)make any capital expenditure
or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;

       (v)sell or otherwise dispose of
any of its assets except sales in the ordinary course of business;

       (vi)declare or pay any dividend
on, or make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock;

       (vii)issue or sell any additional
shares of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;

      (viii)grant any option or make any
commitment relating to the authorized or issued capital stock of Limited;

       (ix)pay or agree to pay,
conditionally or otherwise, any pension or severance pay to any director, officer, agent or employee, or make any advances to or increase the compensation of, any officers or employees;

       (x)use any AIRT/CMTI assets or
properties, except for proper corporate purposes in the ordinary course of business;

       (xi)make any change in
AIRT/CMTI's Certificate of Incorporation or By-Laws; or

       (xii)change any of AIRT/CMTI's
banking or safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business.

      (m)Each of the representatives in this Section 6 shall be true and correct at the Closing Date.

      7.Representations and Warranties of CNTR. By virtue of its execution of this Agreement CNTR hereby represents and warrants to AIRT/CMTI as follows:

      (a)CNTR is and on the Closing Date will be a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada with full power and authority to conduct its business as the same is presently being conducted;

      (b)CNTR has the corporate power to enter into this Agreement and carry out its obligations hereunder. By the Closing Date, the execution and delivery of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby will have been duly authorized by CNTR's Board of Directors and by a majority of the holders of CNTR's Common Stock.
Except as provided herein, no other corporate action or proceeding on the part of CNTR will be necessary to authorize this Agreement and the consummation of transactions contemplated hereby. Prior to the Closing
Date, CNTR will provide AIRT/CMTI's attorneys with resolutions of the Board of Directors of CNTR which duly authorize the officers of CNTR to effectuate and consummate the transaction which is the subject of the Agreement, and further CNTR will furnish AIRT/CMTI with documentation which constitutes and comprises all consents, approvals, waivers, filings, registrations and other actions required of or to be made with other persons or governmental authorities in connection with the transaction contemplated herein under the laws of the State of Nevada and any other applicable states and evidencing compliance with or an applicable exemption from the registration provisions of (i) Section 5 of the Securities Act of 1933 (the "Securities Act") and (ii) applicable state securities ("blue sky") laws. Except for matters disclosed to AIRT/CMTI, CNTR is not subject to or obligated under any charter, by-laws or contract or any license, franchise or permit, or subject to any order or decree, which would be breached or violated by the execution, delivery and performance of this Agreement by CNTR in the time and manner contemplated herein.
Other than as referred to herein or in connection, or in compliance with the provisions of the Securities Exchange Act of 1934 (the "34 Act"), and the securities ("blue sky") laws of the various states, no filing or registration with or authorization, consent, or approval of, any public body or authority is necessary for the consummation by CNTR of the transaction contemplated by this Agreement;

      (c)Since February 1, 2001, there has been and will not be without the consent of AIRT/CMTI: (i) any material adverse change in the financial condition of CNTR; (ii) any material change in the corporate status of CNTR; (iii) any unpaid dividends, declaration, setting aside or payment of any dividend (whether in cash, stock or property ) with respect to the capital stock of CNTR; (iv) any collective bargaining agreement, labor dispute, other than routine matters, none of which is material to CNTR; (v) except as disclosed on Schedule 8(c), any entry into any lease, material contracts, commitments or transaction (including without limitation any borrowing or capital expenditure); (vi) the execution or issuance of any note, bond, mortgage or other obligation; or
(vii) any other event or condition of any character materially and adversely affecting the financial condition of Industries. Prior to February 1, 2001, CNTR initiated a private offering for stock pursuant to Regulation D, Rule 506 of the Securities and Exchange Act of 1933 (as amended) to raise a total of Six Million ($6,000,000) U.S. Dollars for a total of 8,000,000 Common Shares at $.75 per share. As of the date of merger between CNTR and AIRT/CMTI, the Offering is still open.

      (d)The execution and performance of this Agreement in the time and manner contemplated will not conflict with, result in a breach of or constitute a default under any provision of law, the Articles of Incorporation or By-Laws of CNTR or of any existing agreement, indenture or other instrument to which CNTR is a party or to which it may be bound or affected;

      (e)The capitalization of CNTR as of the Closing
Date, prior to the closing, will be as follows:

          Authorized

  90,000,000 shares of Common
  Stock $.001 par value per share

  5,000,000 shares of
  Preferred Stock,
  $.001 par value per share

All shares of common and Preferred Stock issued and outstanding are duly authorized, validly issued, fully paid and nonassessable. CNTR issued and outstanding shares are 60,000,000 Common Shares at a par value of $.001 per share. No Preferred shares have been issued. As of the Closing Date, CNTR will have reserved for issuance such number of shares of its Common Stock necessary for issuance upon consummation of the transaction referred to herein.

      (f)There are not, and will not be at any time prior to the Closing Date, any outstanding subscription rights, options, contracts, calls, demands or commitments of any type, kind or character relating to the capital stock of CNTR except for issuance of shares pursuant to its Rule 506 Offering of which CNTR has authorized a total of Eight Million (8,000,000) shares;

      (g)All corporate action required of CNTR has been or will be taken prior to the Closing Date and all tax reports and returns required to be filed by CNTR have been or will be timely filed prior thereto. Industries has complied, and at all times until the Closing Date will comply with all applicable state, Federal or local laws, including Federal and State securities laws, regulations or ordinances and will notify AIRT/CMTI, immediately upon receiving any violation claim. CNTR has not been notified, as of the date of this Agreement, that it has failed to so comply with any such requirements;

      (h)There is no litigation or governmental proceeding or investigation pending or, to the knowledge of CNTR's officers or directors, threatened or in prospect against CNTR, any of its officers, directors or principal shareholders or relating to it capital stock. CNTR will notify AIRT/CMTI promptly upon receipt of any such notification of any such initiated or threatened proceedings or litigation which may arise or be instituted at any time prior to the Closing Date;

      (i)Copies of CNTR's Articles of Incorporation, all amendments thereof, By-Laws and all minutes of CNTR are contained in the minute books which will be furnished to AIRT/CMTI and its counsel as soon as practicable, but prior to Closing; all additional minutes and other corporate documents of CNTR adopted or executed subsequent to this Agreement, but prior to the Closing Date, will be exhibited promptly to Limited and its counsel;


      (j)CNTR has clear and unencumbered title to all of its properties. Prior to the Closing Date and except in the ordinary course of its business, CNTR will not dispose of or encumber any of its property without the prior written consent of Limited;
      (k)CNTR is not in material default under any material contract or obligation; and all third parties with whom CNTR has contractual arrangements are in material compliance therewith and are not in material default thereunder;

      (l)CNTR has not and, without the written consent of AIRT/CMTI, will not prior to the Closing Date, adopt any new life insurance, hospitalization insurance, profit sharing, pension or retirement benefit plans or arrangements or deferred compensation agreements whether or not legally binding, nor is CNTR presently paying any pension or retirement allowance;

      (m)CNTR has not adopted and, without written consent of AIRT/CMTI, will not prior to the Closing Date, adopt any employment or collective bargaining agreements;

      (n)CNTR does not carry any policies of fire, liability and other insurance as of the date of this Agreement;

      (o)AIRT/CMTI may inspect the unaudited balance sheets and income statements of CNTR for the two fiscal years ended
January 31, 1999 and January 31, 2000 and the interim period through October 31, 2000 (the "Cantronics Unaudited Financial Statements") and unaudited financial statements for the eight months ended October 31, 2000 present the financial condition and the results of operations of CNTR as of the dates thereof and were prepared in accordance with generally accepted accounting principles consistently applied. The CNTR Unaudited Financial Statements are hereinafter collectively referred to as the "Cantronics Financial Statements: There are no material liabilities, either fixed or contingent, not reflected in the Cantronics Financial Statements and the Cantronics Financial Statements are true and correct in all material aspects and do not omit to state any material fact required or necessary to make such statements, in light of the circumstances in which they are made, and are not misleading;

      (p)All of the shares of Common Stock as and when delivered as required pursuant to this Agreement will be duly and validly issued, fully paid and non-assessable with no personal liability attaching to the ownership thereof and will convey to AIRT/CMTI good and valid title to such securities, free and clear of any liens, encumbrances or claims of any nature, contingent or otherwise, and will entitle AIRT/CMTI to all the rights of holders of such securities, subject in each case to the restrictions on transferability imposed by the Securities Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated thereunder in addition to voluntary restrictions agreed to herein;

      (q)The information given and every representation, warranty and statement made or furnished by CNTR hereunder is true and correct and does not contain a misstatement of a material fact or omit to state a material fact required in order to make such statements and representations, in light of the circumstances under which they are made, not misleading;

      (r)Prior to the Closing Date, CNTR will not cause or permit or agree to the original issuance of any class of equity or debt securities other than those securities already committed to be issued pursuant to CNTR's Regulation D, Rule 506 Offering;

      (s)To the best knowledge, information and belief of CNTR management, there are not material liabilities, either fixed or contingent, not reflected in the Cantronics Financial Statements except that there may be contracts or obligations incurred in the usual course of business not reflected therein which, if disclosed, would not materially adversely affect the financial condition of CNTR as reflected in such statements;

      (t)Prior to the Closing Date, CNTR's Board of
Directors will not vote for or authorized the reorganization, recapitalization, merger, consolidation, stock split or other similar corporate action on behalf of CNTR except as may be required to effectuate the terms and conditions of this Agreement;

      (u)Prior to the Closing Date, CNTR's Board of
Directors will not vote for or authorize the creation of any other class of equity or debt security of CNTR;

      (v)Prior to the Closing Date, CNTR will not, without the prior written consent of AIRT/CMTI, do or agree to do any of the following:

       (i)Create or incur any
indebtedness, whether funded or not, except unsecured current liabilities incurred in the ordinary course of business; or assume, guarantee, endorse or otherwise become responsible for the obligation of any other person, entity, firm or corporation;

       (ii)create or incur any mortgage,
lien, charge or encumbrance of any kind, nature or description with respect to any of CNTR properties or assets except in the ordinary course of business or as required by the terms and conditions of its capital stock;

       (iii)make or become a party to
any contract or commitment, or renew, extend, amend, terminate or modify and contract or commitment, except in the ordinary course of business;

       (iv)make any material
investment, acquisition, or any capital expenditure or capital addition or betterment except as may be involved in ordinary repairs, maintenance and replacements and minor plant and equipment additions;

       (v)sell or otherwise dispose of
any  of its assets except sale sin the ordinary course of business;

       (vi)declare or pay any dividend
on, or make any other distribution upon or in respect of, or purchase, retire or redeem any shares of its capital stock;

       (vii)issue or sell any additional
shares of capital stock, whether or not such shares have been previously authorized for issuance, or acquire any stock of any corporation or any interest in any business enterprise;

      (viii)grant any option or make any
commitment relating to the authorized or issued capital stock of Industries;

       (ix)pay or agree to pay,
conditionally or otherwise, any pension or severance pay to any director, officer, agent or employees, or make any advances to or increase the compensation of, any officers or employees;

       (x)use any assets or properties
except for proper corporate purposes;

       (xi)make any change in the
Articles of Incorporation or B-Laws or effectuate any merger, reorganization, consolidation, or other change affecting the CNTR corporate structure, capitalization, or existence; and

      (xii)change any of CNTR's banking or safe deposit arrangements or open any new bank accounts or safe deposit boxes, other than in the normal course of business;

      (w)CNTR has no liabilities or obligations or any nature (absolute, accrued, contingent or otherwise) which are required to be reflected or reserved against in its balance sheet in accordance with generally accepted accounting principles consistently applied, except for liabilities and obligations fully reflected or reserved against in the Cantronics Financial Statements or incurred in the ordinary course of business and consistent with past practice since the date of the Cantronics Financial Statements;

      (x)CNTR has furnished an opinion of counsel and other documentation reasonably acceptable to AIRT/CMTI and AIRT/CMTI's counsel, evidencing the fact that CNTR is a Nevada corporation in good standing with the requisite power and authority to execute, deliver and perform this Agreement;

      (aa)Since January 1, 2001, CNTR has not engaged in any material transaction except with AIRT/CMTI;

      (bb)As of the Closing date no options will be issued and outstanding to purchase shares of capital stock of CNTR; and

      (cc)Each of the representations in this Section 7 shall be true and correct at the Closing Date.

      8.Covenants of AIRT/CMTI. By virtue of its and their respective execution of this Agreement, CNTR and AIRT/CMTI hereby jointly and severally covenant and agree with each other as follows:
      (a)On the Closing Date, AIRT/CMTI and any other stockholder of AIRT/CMTI who will receive shares of CNTR Common Stock will deliver an executed investment letter to CNTR (the "CNTR Investment Letter");

      (b)AIRT/CMTI agrees and covenants to execute the certificate identified in Section 10(a)(iv) below;

      (c)On the Closing Date, AIRT/CMTI will furnish
CNTR with an opinion of securities counsel in form and substance reasonably acceptable to CNTR and CNTR's securities counsel;

      (d)At all times prior to the Closing Date, CNTR through its duly authorized representatives, may inspect, copy and reproduce any tax returns, accounting and other records of AIRT/CMTI relating to its property, assets or business. AIRT/CMTI will afford to the officers and authorized representatives of CNTR access to the properties, books and records of AIRT/CMTI and will furnish such information as CNTR and its counsel may from time to time reasonably request;

      (e)All Federal and state tax returns required to be filed for all fiscal years ended on or before December 31, 2000, if any, have been filed and the tax disclosed therein, if any, has been or will be paid prior to the Closing Date. No extensions of the applicable statute of limitations have been, or will be, prior to the Closing Date, applied for or consented to by AIRT/CMTI without notification to CNTR;

      (f)If requested by CNTR, AIRT/CMTI will deliver to CNTR an accurate and complete list and brief description of all policies of fire, liability, errors and omissions and other insurance carried by AIRT/CMTI as of the date of this Agreement. AIRT/CMTI will take all steps necessary to keep such policies in full force and effect through the Closing Date and will inform CNTR of any changes in coverage or additional policies prior to the entering into such policies;

     (g) Copies of AIRT/CMTI's Certificate of Incorporation, all amendments thereto, By-Laws, and all minutes of AIRT/CMTI are contained in the minute books which will be furnished to CNTR and its counsel prior to the Closing Date; and all additional minutes and the corporate documents of AIRT/CMTI adopted or executed subsequent to this Agreement, but prior to the Closing Date (none of which will diminish or dilute the rights of CNTR hereunder), will be furnished to CNTR and its counsel prior to the Closing Date;

      (h)As soon as practicable following the execution of this Agreement, but no later than ten (10) days prior to the Closing Date, provide CNTR with the AIRT/CMTI Unaudited Financial
Statements;

      (i)All of the representations, warranties and covenants of AIRT/CMTI made in this Agreement shall survive the Closing Date for a period of twelve months;

      (j)At all times prior to the Closing Date, CNTR may inspect, copy and reproduce any tax returns, accounting and other records of AIRT/CMTI relating to its property and capitalization. AIRT/CMTI will afford to the officers and authorized representatives of CNTR access to the properties, books and records of AIRT/CMTI and furnish such information as CNTR and its counsel may from time to time reasonably request;

      (k)AIRT/CMTI shall allow CNTR to inspect the unaudited balance sheets and income statements of AIRT/CMTI for the two fiscal years ended June 30, 1999 and June 30, 2000 and any interim periods through December 31, 2000 (the "Cantronics Unaudited Financial Statements") present the financial condition and the results of operations of AIRT/CMTI as of the dates thereof and were prepared in accordance with generally accepted accounting principles consistently applied. The
AIRT/CMTI Unaudited Financial Statements are hereinafter collectively referred to as the "AIRT/CMTI Financial Statements": There are no material liabilities, either fixed or contingent, not reflected in the AIRT/CMTI Financial Statements and the AIRT/CMTI Financial
Statements are true and correct in all material aspects and do not omit to state any material fact required or necessary to make such statements, in light of the circumstances in which they are made, and are not misleading;

      (l)As soon as practicable following the execution of this Agreement, but no later than ten (10) days prior to the Closing Date, AIRT/CMTI will furnish to CNTR copies of proposed forms of employment agreement with such executive officers of AIRT/CMTI as CNTR shall have designated to AIRT/CMTI in writing as soon as practicable following the execution of this Agreement (the "AIRT/CMTI Employment Agreements"). The terms of such AIRT/CMTI Employment Agreements shall be satisfactory to CNTR. Any and all such AIRT/CMTI Employment Agreements shall be duly executed on the Closing Date; and

      (m)No later than twenty (20) business days after the Closing Date, AIRT/CMTI shall take such corporate action as shall be necessary to comply with the requirements of any laws of the State of Washington and the Province of British Columbia and to cause its shareholders to authorize the transaction referenced in this Agreement.

      9.Covenants of CNTR. By virtue of its execution of this Agreement, CNTR hereby covenants and agrees with AIRT/CMTI as follows:

      (a)CNTR agrees and covenants to execute the certificate identified in Section 10(b)(ii) below;

      (b)On the Closing Date, CNTR will furnish
AIRT/CMTI with an opinion of securities counsel in form and substance reasonably acceptable to AIRT/CMTI and AIRT/CMTI's securities counsel;

      (c)At all times prior to the Closing Date, AIRT/CMTI through its or their duly authorized representatives, may inspect, copy and reproduce any tax returns, accounting and other records of CNTR relating to its property, assets or business. CNTR will afford to the officers and authorized representatives of AIRT/CMTI access to the properties, books and records of CNTR and will furnish such information as AIRT/CMTI and its counsel may from time to time reasonably request;

      (d)If requested by AIRT/CMTI, CNTR will deliver
to AIRT/CMTI an accurate and complete list and brief description of all policies of fire, liability, errors and omissions and other insurance carried
by Industries as of the date of this Agreement.   CNTR will take all steps
necessary to keep such policies in full force and effect through the Closing Date and will inform AIRT/CMTI of any changes in coverage or additional policies prior to the entering into such policies;

      (e)Copies of CNTR's Certificate of Incorporation, all amendments thereto, By-Laws, and all minutes of CNTR are contained in the minute books which will be furnished to AIRT/CMTI and its counsel prior to the Closing Date; and all additional minutes and other corporate documents of CNTR adopted or executed subsequent to this Agreement, prior to the Closing Date (none of which will diminish or dilute the rights of AIRT/CMTI hereunder), will be furnished to AIRT/CMTI and its or their counsel prior to the Closing Date;

      (f) As soon as practicable following the execution of this Agreement, but no later than ten (10) days prior to the Closing Date, CNTR will provide AIRT/CMTI with the Cantronics Financial
Statements;

      (g)All of the representations, warranties and covenants of CNTR made in this Agreement shall survive the Closing Date for a period of twelve months;

      (h)As soon as practicable following the execution of this Agreement, but not later than ten (10) days prior to the Closing Date, CNTR will furnish to AIRT/CMTI copies of proposed forms of employment agreements with such executive officers of AIRT/CMTI as both AIRT/CMTI and CNTR shall have designated to remain employed with CNTR after the merger (the "Cantronics Employment Agreements").
The terms of such Cantronics Employment Agreements shall be according to the terms outlined in the Letter of Intent dated January 25, 2001. Any and all such Cantronics Employment Agreements shall be duly executed within thirty days of the Closing Date;

      (i)No later than twenty (20) business days after the Closing Date, CNTR shall take such corporate action as shall be necessary to comply with the requirements of chapter 78 of the Nevada Revised
Statues and to cause its shareholders to authorize the transaction referenced in this Agreement.

      10.Conditions Precedent to Closing

      (a)All of the obligations of CNTR under and pursuant to this Agreement are and shall be subject to the representations and warranties of AIRT/CMTI being true and correct in all material respects on the Closing Date except for such representation and warranties that are expressly given as of a specific date or as of the date hereof and the delivery to CNTR, prior to or on the Closing Date of each of the following:

       (i)a certificate or certificates
representing all of the AIRT/CMTI Common Shares in proper transferable form, endorsed in blank, with signatures guaranteed and with all necessary documentary transfer stamps affixed;

       (ii)a certificate signed by the
President and Secretary of AIRT/CMTI, dated the Closing Date, to effect that all of the representations and warranties of AIRT/CMTI set for in
Section 7 hereof, and elsewhere in this Agreement are true and correct in all material respects except for such representations and warranties that are expressly given as of a specific date or as of the date hereof;

       (iii)a certified copy of the
resolution of AIRT/CMTI's Board of Directors authorizing the execution, delivery and performance of this Agreement;

       (iv)the AIRT/CMTI Unaudited
Financial Statements containing an unqualified opinion of a firm of independent certified public accountants which shall contain no material change in the financial condition of AIRT/CMTI since the date of the last AIRT/CMTI Unaudited Financial Statement other than expenditures authorized by this Agreement, and review by such firm;

       (v)a Certificate of Good
Standing of AIRT/CMTI from the appropriate authority in the State of Washington and the Province of British Columbia dated within ten (10) days of the Closing Date;

       (vi)a certificate from the
appropriate authority in the State of Nevada and the Province of British Columbia dated within ten (10) days of the Closing Date evidencing payment by AIRT/CMTI of all outstanding taxes due to the State of Washington and the Province of British Columbia;

       (vii)a Certificate of Good
Standing of CNTR from the appropriate authority in the State of Nevada dated December 11, 2000;

      (viii)an executed copy of the AIRT/CMTI
Investment Letters from each holder of the AIRT/CMTI Common Shares;

       (ix)an opinion of corporate and
securities counsel to AIRT/CMTI, in form and substance reasonably satisfactory to CNTR and its counsel;

       (x)written documentary
evidence, reasonably satisfactory to CNTR's securities counsel, that AIRT/CMTI is a 100% owner of the AIRT/CMTI Common Stock;

      (xi) a certificate of the President and
Corporate Secretary of AIRT/CMTI certifying that, effective as of the Closing, all other covenants of AIRT/CMTI to be satisfied on or before the Closing have been satisfied;
      (xii)duly executed copies of the
AIRT/CMTI Employment Agreements.

      (b)All of the obligations of AIRT/CMTI under and pursuant to this Agreement are and shall be subject to the representations and warranties of CNTR being true and correct at the Closing Date except for such representations and warranties that are expressly given as of a specific date or as of the date hereof and the fulfillment prior to or on the Closing Date of each of the following:

       (i)certificates for the Common
Stock in such names and in such denominations as AIRT/CMTI shall have indicated to CNTR in writing;

       (ii)a certificate signed by the
President and Secretary of CNTR, dated the Closing Date, to effect that all of the representation and warranties of CNTR set forth in Section 7 hereof, and elsewhere in this Agreement are true and correct in all material respects except for such representations and warranties that are expressly given as of a specific date or as of the date hereof;

       (iii)a copy of the resolution of
CNTR's Board of Directors authorizing the execution, delivery and performance of this Agreement;

       (iv) the CNTR Unaudited
Financial Statements containing an unqualified opinion of a firm of independent certified public accountants together with the CNTR
Unaudited Financial Statement (which shall contain no material change in the financial condition of CNTR since the date of the last CNTR Audited Financial Statement other than expenditures authorized by this Agreement, and review by such firm;

       (v)an executed copy of the
CNTR Investment Letters from each holder of the AIRT/CMTI Common
Shares;

       (vi)an opinion of corporate and
securities counsel to CNTR, in form and substance reasonably satisfactory to AIRT/CMTI and its securities counsel;

       (vii)a certificate of the President
and Corporate Secretary of CNTR certifying that, effective as of the Closing, all other covenants of CNTR to be satisfied on or before the Closing have been satisfied.

      11.Indemnification.

      (a)AIRT/CMTI hereby agree to hold CNTR
harmless from any and all loss, cost, expense, liability or damage, including reasonable attorney's fees, resulting from any inaccurate representation made by AIRT/CMTI, breach of any warranty herein made and breach or default in AIRT/CMTI's performance of any of the covenants which AIRT/CMTI is to perform hereunder; provided, however, no claim may be made under this Agreement for breach of warranty or covenant, or seek any indemnification with regard thereto until such time as there has been an aggregate of Ten Thousand Dollar ($10,000) damages incurred by CNTR. All claims made hereunder must be made within eighteen (18) months of the Closing hereunder or they shall be deemed waived.

      (b)CNTR hereby agrees to hold AIRT/CMTI
harmless from any and all loss, cost, expense, liability or damage, including reasonable attorney's fees, resulting from any inaccurate representation made by CNTR, breach of any warranty herein made and breach or default in CNTR's performance of any of the covenants which it is to perform hereunder; provided, however, no claim may be made under this Agreement for breach of warranty or covenant, or seek any indemnification with regard thereto until such time as there has been an aggregate of Ten Thousand Dollars ($10,000) damages incurred by AIRT/CMTI. All claims made hereunder must be made within eighteen
(18) months of the Closing hereunder or they shall be deemed waived.

      12.AIRT/CMTI's Investment Intent. AIRT/CMTI has been advised, and by the execution of this Agreement, hereby agrees, accepts and acknowledges:

      (a)That none of the shares of CNTR Common
Stock to be delivered hereunder shall have been registered under the Securities Act or under state securities law, and that both CNTR and its present management are relying upon an exemption from registration based upon the investment and other representation of AIRT/CMTI. In this regard, AIRT/CMTI hereby represents, covenants and warrants that:

       (i)It is acquiring the shares of
CNTR Common Stock issuable hereunder for investment purposes and without any view to the transfer or resale thereof and that such shares shall not be sold, transferred, assigned, pledged or hypothecated in any violation of the Securities Act, or the applicable securities laws of any state;

       (ii)It has no present reason to
anticipate any change in their circumstances or any other particular occasion or event which would cause it to sell the Shares of Common Stock, subject, however, to the disposition of such property at all time being within its exclusive control;

       (iii)The certificates representing
all of the shares of Common Stock to be delivered pursuant to this Agreement, shall bear a restrictive legend in substantially the following form:

"The Shares represented by this certificate have not been registered under the Securities Act of 1933 as amended. They may not be sold, assigned or transferred in the absence of an effective registration statement for the Shares under the said Securities Act, receipt of a 'no action' letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Corporation that registration is not required under said Securities Act."

      13.CNTR's Investment Intent. CNTR has been advised, and by the execution of this Agreement, hereby agrees, accepts and acknowledges:
      (a)That none of the AIRT/CMTI Common Shares to be delivered hereunder shall have been registered under the Securities Act or under state securities law, and that both AIRT/CMTI and its present management are relying upon an exemption from registration based upon the investment and other representations of CNTR. In this regard, CNTR hereby represents, covenants and warrants that:

       (i)It is acquiring the
AIRT/CMTI Common Shares transferred and delivered hereunder for investment purposes and without any view to the transfer or resale thereof and that such shares shall not be sold, transferred, assigned, pledged or hypothecated in any violation of the Securities Act, or the applicable securities laws of any state;

       (ii)It has no present reason to
anticipate any change in their circumstances or any other particular occasion or event which would cause it to sell the AIRT/CMTI Common Shares, subject, however, to the disposition of such property at all time being within its exclusive control;

      (iii)The certificates representing all of the AIRT/CMTI Common Shares to be delivered pursuant to this Agreement, shall bear a restrictive legend in substantially the following form:

"The shares represented by this certificate have not been registered under the Securities Act of 1933 as amended. They may not be sold, assigned or transferred in the absence of an effective registration statement for the Shares under the said Securities Act, receipt of a 'no action' letter from the Securities and Exchange Commission or an opinion of counsel satisfactory to the Corporation that registration is not required under said Securities Act."

      14.Conduct of CNTR's and AIRT/CMTI's Business Prior to the Closing Date. From the date hereof and prior to the Closing Date, unless the other party hereto shall otherwise agree in writing:

      (a)The business of CNTR and AIRT/CMTI shall be conducted only in the ordinary and usual course and there shall be no material adverse changes in the nature and extent of its respective properties, the conduct of its respective operations;

     (b) Neither CNTR nor AIRT/CMTI shall encumber by lien, encumbrance, security interest or otherwise any of its respective assets or properties or authorize the reorganization, recapitalization, merger, consolidation or other similar action on behalf of CNTR or AIRT/CMTI except any that may be permitted by or required to effectuate the terms and conditions of this Agreement ar as otherwise mutually agreed upon in writing;

      (c)Except as permitted by this Agreement, neither
CNTR nor AIRT/CMTI shall dispose of any material amount of assets other than in the ordinary course of business; incur a material amount of additional indebtedness or other material liabilities, other than liabilities for borrowed money or enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;
      (d)Neither CNTR nor AIRT/CMTI shall enter into any employment or similar contract with any shareholder employee or make any changes in its respective management or executive assignments or compensation, except for changes in its management or executive assignments or compensation which occur in the ordinary course of business or as otherwise permitted by this Agreement; and

      (e)CNTR and AIRT/CMTI shall use their
respective best efforts to preserve intact its business organization, to keep available the services of its present key employees, and to preserve the good will of those having business relationships with them.

      15.Access and Information. Each party hereto shall afford to other party's accountants, counsel and other duly authorized representatives access, during normal business hours and on reasonable advance notice, during the period after execution of this Agreement and prior to the Closing Date, the right to make copies of all properties, books, contracts, commitments and records. In addition, each party shall furnish promptly to the other party: (i) a copy of each report, schedule and other document file received by it pursuant to the requirements of Federal or state securities laws; (ii) a copy of any summons, complaint, petition, notice of hearing or notice of the commencement of any governmental or administrative investigation; and (iii) all other information concerning its business, properties and personnel as may reasonably be requested;
provided, however, that no investigation pursuant to this Section 15 shall affect any representations or warranties or the conditions to the obligations of the parties to consummate a transaction referenced herein. In the event of a termination of this Agreement whether in accordance with the provisions of Section 17 or otherwise, each party shall return to the party furnishing information all documents, work papers and other material obtained by or on its behalf as a result of this Agreement or in connection herewith whether obtained before or after the execution hereof, and the party receiving such information from the party furnishing same shall hold such information in confidence until such time as such information is otherwise publicly available. Notwithstanding the foregoing and until the Closing Date, AIRT/CMTI shall be under no obligation to disclose to CNTR and CNTR shall be under no obligation to disclose to AIRT/CMTI any proprietary or secret or confidential information concerning its respective operations.

      16.Expenses. Regardless of whether or not the transaction contemplated herein is consummated, each party shall promptly pay, shall be responsible for, and account for on its respective financial statements all costs and expenses incurred by it in connection with this Agreement and the transactions contemplated hereby.

      17.Termination. This Agreement may be terminated at any time prior to the Closing Date: (i) by mutual consent of the Boards of Directors of both CNTR and AIRT/CMTI; (ii) by failure to close as provided in Section 3; or (iii) as a result of the occurrence, prior to the Closing Date, of any of the following events with respect to or by either AIRT/CMTI or CNTR: (aa) The making of a general assignment for the benefit of creditors; (bb) The filing of any petition or the commencement of any proceeding by or against either corporation for any relief under any bankruptcy, or insolvency laws or any laws related to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions;
(cc) The appointment of a receiver of or the issuance of making of a writ or order of attachment or garnishment against, a majority of the property or assets of either corporation; (dd) The filing of a tax lien or warrant or judgment against either corporation in favor of the United States of America, or the State of Nevada and the State of Washington in an amount in excess of Twenty Five Thousand ($25,000) Dollars where said lien or judgment is not satisfied and discharged within thirty (30) days from the date of such filing; or (ee) A judgment is rendered against either corporation on an uninsured claim of $50,000 or more and either corporation fails to commence an appeal of such judgment within the applicable appeal period.

      18. Effect on Termination. In the event of termination of this Agreement as provided in Section 17, this Agreement shall forthwith become null and void and there shall be no further liability on the part of CNTR or AIRT/CMTI or its respective officers or directors. Termination of this Agreement by either CNTR or AIRT/CMTI as a result of the breach of the terms and conditions hereof by the other shall not relieve any party of any liability for a breach of, or for any misrepresentation under this Agreement, or be deemed to constitute a waiver of any available remedy (including specific performance if available) for any such breach or misrepresentation.

      19.Meaning of "Material". As  used herein, the term
"material" shall be construed in its generally accepted United States Federal securities law context.

      20.Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      21.Waiver. At any time prior to the Closing Date, the parties hereto, by action taken by its respective Boards of Directors and accepted in writing by the other parties,may: (i) extend the time for the performance of any party; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party and accepted in writing by the other parties. The failure of any party to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature or of any of provision, term, condition, warranty, representation or guaranty contained herein.

      22.Broker and Investment Banking Fees. CNTR, and
AIRT/CMTI represent and warrant that they have not engaged the services of any broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein. CNTR, and AIRT/CMTI agree to hold and indemnify each other harmless from and against claims by any third party due compensation as a broker, finder, or other person of similar kind who might be due compensation as a result of the transactions contemplated herein.

      23.Binding Effect. All of the terms and provisions of the Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the parties hereto and their respective successors. This Agreement shall not be assignable under any circumstances.

      24.Entire Agreement. Each of the parties hereto, covenants that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written and oral, of the parties hereby with respect to the subject matter of this Agreement and that there exists no oral agreement or understanding express or implied, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, impaired or affected.

     25. Governing Law. This Agreement shall be governed by and interpreted under and construed in all respects in accordance with the laws of the State of Nevada, irrespective of the place of domicile or residence of any party.

     26. Arbitration. The parties agree that in the event of a controversy arising out of the interpretation, construction, performance or breach of the Agreement, any and all claims arising out of or relating to this Agreement shall be settled by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New
York City before a single arbitrator, except as provided below. The decision of the arbitrator(s) will be enforceable in any court of competent jurisdiction. The parties hereby agree and consent that service of process in any such arbitration proceeding outside the City of New York shall be tantamount to service in person with New York, New York and shall confer personal jurisdiction on the American Arbitration Association. In any dispute where a party seeks Fifty Thousand Dollars ($50,000.00) or more in damages, three (3) arbitrators will be employed. In resolving all disputes between the parties, the arbitrators will apply the law of the State of New York, except as may be modified by this Agreement. The arbitrators are, by this Agreement, directed to conduct the arbitration hearing no later than three (3) months from the service of the statement of claim and demand for arbitration unless good cause is shown establishing that the hearing cannot fairly and practically be so convened. The arbitrators will resolve any discovery disputes by such prehearing conferences as may be needed. All parties agree that the arbitrators and any counsel of record to the proceeding will have the power of subpoena process as provided by law. Notwithstanding the foregoing, if a dispute arises out of or related to this Agreement, or the breach thereof, before resorting to arbitration the parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association.

      27. Originals. This Agreement may be executed in counterparts each of which so executed shall be deemed an original and constitute one and the same agreement.

      28.Addresses of the Parties. Each party shall at all times keep the other party informed of its principal place of business if different from that stated herein, and promptly notify the other of any change, giving the address of the new principal place of business.

      29.Notices. Any notice required or contemplated by this Agreement shall be deemed sufficiently given when delivered in person, transmitted by facsimile (if followed by a copy by mail within three (3) business days) or sent by registered or certified mail or priority overnight package delivery service to the principal office of the party entitled to notice or at such other address as the same may designate in a notice for that purpose. All notices shall be deem to have been made upon receipt, in the case of mail, personal delivery or facsimile, or on the next business day, in the case of priority overnight package delivery service. Such notices shall be addressed and sent or delivered to the following:

     If to Cantronics Corporation
     116-3823 Henning Drive
     Burnaby, British Columbia
                    V5C 6P3

     Attn: James Zahn

     With a copy to:
     Joseph L. Pittera, Esq.
     2214 Torrance Blvd.
                    Suite 101
                    Torrance, CA 90501

     If to Academy of Infrared Thermography, Inc.:

     ___________________
     ___________________
     ___________________

     Attn: Ron Newport

     If to Condition Monitoring Training Institute,
Inc.:

     ___________________
     ___________________
     ___________________

     Attn: Ron Newport

or to such other address of which a party may notify the other parties as provided above.

      30.Release of Information. In light of the nature and extent of the conditions precedent to AIRT/CMTI's and CNTR's obligations hereunder, the parties hereby agree that any and all releases of public information concerning this transaction shall be made only with the mutual consent in writing of both AIRT/CMTI and CNTR as to form, content and kind.

IN WITNESS WHEREOF, the undersigned hereby covenant that they are executing this Agreement as of the day and year first above written for and on behalf of their respective companies with full power and authority to act for and to bind such companies' to the terms and conditions of this Agreement.


Cantronics Corporation


By:/s/ James Zahn
------------------
James Zahn, President

     Academy of Infrared
Thermography, Inc.

By:/s/ Ron Newport
-------------------
Ron Newport, President

Condition Monitoring Training Institute, Inc.


By:/s/ Ron Newport
------------------
Ron Newport, President